Exhibit 99.1

Press Release

Verint Agrees to Be Acquired by Thoma Bravo for $2 Billion

Verint Common Shareholders to Receive $20.50 in Cash, Representing an 18% Premium to Verint’s Unaffected Share Price

MELVILLE, N.Y., August 25, 2025 – Verint® (NASDAQ: VRNT), The CX Automation Company(TM), announced today that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm, in an all-cash transaction reflecting an enterprise value of $2 billion. Under the terms of the agreement, Verint common shareholders will receive $20.50 per share in cash, an 18% premium to Verint’s 10-day volume weighted average share price up to June 25, 2025 (unaffected share price), the last day prior to media reports regarding a potential sale of the Company.

“Thoma Bravo’s investment is a testament to our CX Automation category leadership. Leading brands around the world are reporting strong AI business outcomes with the Verint CX Automation Platform. We are making good progress in delivering AI-powered solutions to an early stage CX Automation market, and we recently announced that our AI Annual Recurring Revenue (ARR) now represents 50% of our total ARR. We look forward to extending our category leadership together with Thoma Bravo” said Verint CEO and Chairman Dan Bodner.

Mike Hoffmann, a Partner at Thoma Bravo, added: “Verint’s market leading CX Automation platform, enterprise customer base and talented employees position it well to shape the future of customer experience with AI as part of the Thoma Bravo portfolio. At the closing of the transaction, Verint will join forces with Thoma Bravo portfolio company Calabrio. The opportunity to automate CX workflows with an AI powered platform is significant, and the combined company will have the industry’s broadest CX platform arming brands of all sizes with strong AI business outcomes.”

Transaction Details

The transaction, which was unanimously approved by the Verint Board of Directors, is expected to close before the end of Verint’s current fiscal year, subject to customary closing conditions, including approval by Verint shareholders and the receipt of required regulatory approvals. Under the merger agreement, a Thoma Bravo controlled entity will act as the parent in a reverse-triangular merger. The transaction is not subject to a financing condition.

Certain shareholders and members of the Verint Board of Directors have entered into voting agreements pursuant to which they have agreed, among other things, to vote their shares of Verint stock in favor of the transaction, subject to certain conditions. These shareholders currently represent approximately 14.5% of the voting power of Verint’s stock.

Upon completion of the transaction, Verint common stock will no longer be listed on any public stock exchange. In light of the pending transaction, Verint is suspending quarterly earnings conference calls and will no longer be providing quarterly or annual guidance. Verint is also suspending its share repurchase program.

Advisors

Jefferies LLC is serving as the financial advisor and Jones Day is serving as legal counsel to Verint. Perella Weinberg Partners LP and Santander are serving as financial advisors, and Kirkland & Ellis LLP is serving as legal counsel to Thoma Bravo.

About Verint

Verint® (NASDAQ: VRNT) is a leader in Customer Experience (CX) Automation, serving a customer base that includes more than 80 of the Fortune 100 companies. The world’s most iconic brands use the Verint Open Platform and our team of AI-powered bots to deliver tangible AI Business Outcomes, Now™ across the enterprise. Verint is uniquely positioned to help brands increase CX Automation with our differentiated, AI-powered Open Platform.

About Thoma Bravo

Thoma Bravo is one of the largest software-focused investors in the world, with approximately $184 billion in assets under management as of March 31, 2025. Through its private equity, growth equity and credit strategies, the firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging Thoma Bravo’s deep sector knowledge and strategic and operational expertise, the firm collaborates with its portfolio companies to implement operating best practices and drive growth initiatives. Over the past 20+ years, the firm has acquired or invested in approximately 535 companies representing approximately $275 billion in enterprise value (including control and non-control investments). The firm has offices in Chicago, Dallas, London, Miami, New York and San Francisco. For more information, visit Thoma Bravo’s website at thomabravo.com.

Forward Looking Statements

This press release contains forward-looking statements, including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results or conditions to differ materially from those expressed in or implied by the forward-looking statements. Some of the factors that could cause our actual results or conditions to differ materially from current expectations include, among others: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock; the failure to satisfy any of the conditions to the consummation of the transaction, including the receipt of certain regulatory approvals; the failure to obtain the shareholder approval of the transaction; the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the transaction agreement, including in circumstances requiring us to pay a termination fee; the effect of the announcement or pendency of the proposed transaction on our business relationships, operating results and business generally; risks that the proposed transaction disrupts our current plans and operations; our ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction; risks related to the diversion of management’s attention from our ongoing business operations; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Calabrio to obtain financing for the proposed transaction; potential litigation relating to the proposed transaction, including the effects of any outcomes related thereto; continued availability of capital and financing and rating agency actions; certain restrictions during the pendency of the proposed transaction that may impact our ability to pursue certain business opportunities or strategic transactions uncertainties regarding the impact of changes in macroeconomic and/or global conditions, including as a result of slowdowns, recessions, economic instability, actual or threatened tariffs or trade wars, elevated interest rates, tightening credit markets, inflation, instability in the banking sector, political unrest, armed conflicts, epidemics or pandemics, or natural disasters, as well as the resulting impact on spending by customers or partners, on our business; risks that our customers or partners delay, downsize, cancel, or refrain from placing orders or renewing subscriptions or contracts, or are unable to honor contractual commitments or payment obligations due to challenges or uncertainties in their budgets, headcount, liquidity, businesses, or operations; risks associated with our ability to keep pace with technological advances, such as the advancement and proliferation of artificial intelligence (“AI”) and evolving industry standards and challenges, including: achieving, demonstrating, and maintaining the competitive differentiation of our solution platform; adapting to changing market potential from area to area within our markets; and successfully developing, launching, executing and driving demand for new and enhanced, innovative, high-quality products and services, while simultaneously preserving our legacy businesses and migrating away from areas of commoditization; risks due to aggressive competition in all of our markets and our ability to keep pace with competitors, some of whom may be able to innovate or grow faster than us or may have greater resources than us, including in areas such as sales and marketing, brand recognition, technological innovation and development, and recruiting and retention; risks associated with our ability to properly execute on our software as a service (“SaaS”) strategy, the increased importance of new subscriptions and renewals and associated term lengths, and risk of increased variability in our period-to-period results based on the mix, terms, and timing of our transactions; challenges associated with selling sophisticated solutions and cloud-based solutions, which may incorporate newer technologies, such as AI, whose adoption, value, and use-cases are still emerging (and may present risks of their own), including with respect to longer sales cycles, more complex sales processes and customer evaluation and approval processes, more complex contractual and information security requirements, and assisting customers in understanding and realizing the benefits of our solutions and technologies (including versus those of our competitors), as well as with developing, offering, implementing, and maintaining an enterprise-class, broad solution portfolio; risks associated with our ability to or costs to retain, recruit, and train qualified personnel and management in regions in which we operate either physically or remotely, including in areas of emerging technology such as AI, due to competition for talent, increased labor costs, applicable regulatory requirements, or otherwise; risks relating to our ability to properly identify and execute on growth or strategic initiatives, manage investments in our business and operations, and enhance our existing operations and infrastructure, including the proper prioritization and allocation of limited financial and other resources; risks that we may be unable to maintain, expand, or enable our relationships with partners as part of our growth strategy, including partners with whom we may overlap or compete, while avoiding excessive concentration with one or more partners; risks associated with our reliance on third-party suppliers, partners, or original equipment manufacturers (“OEMs”) for certain services, products, or components, including companies that may compete with us or work with our competitors; risks associated with our significant international operations, including exposure to regions subject to political or economic instability or hostilities, fluctuations in foreign exchange rates, inflation, increased financial accounting and reporting burdens and complexities, and challenges associated with a significant portion of our cash being held overseas; risks associated with a significant part of our business coming directly or indirectly from government contracts, and associated procurement processes and regulatory requirements; risks associated with our ability to identify suitable targets for acquisition or investment or successfully compete for, consummate, and implement mergers and acquisitions, including risks associated with valuations, legacy liabilities, reputational considerations, capital constraints, costs and expenses, maintaining profitability levels, expansion into new areas, management distraction, post-acquisition integration activities, and potential asset impairments; risks associated with complex and changing domestic and foreign regulatory environments, including, among others, with respect to data privacy, AI, cyber/information security, government contracts, anti-corruption, trade compliance, climate change or other environmental, social and governance matters, tax, and labor matters, relating to our own operations, the products and services we offer, and/or the use of our solutions by our customers; risks associated with the development and use of AI, including regulatory, social, or ethical issues, as well as our ability to capitalize on and benefit from the advancement and proliferation of AI; risks associated with the mishandling or perceived mishandling of sensitive or confidential information and data, including personally identifiable information or other information that may belong to our customers or other third parties, including in connection with our SaaS or other hosted or managed services offerings or when we are asked to perform service or support; risks that our solutions or services, or those of third-party suppliers, partners, or OEMs which we use in or with our offerings or otherwise rely on, including third-party hosting platforms, may contain defects, develop operational problems, or be subject to security vulnerabilities or lapses, including cyber-attacks, information technology system breaches, failures, or disruptions; risks associated with our reliance on third parties to provide certain cloud hosting or certain other cloud-based services to us or our customers, including the risk of service disruptions, data breaches, or data loss or corruption; risks that our intellectual property (“IP”) rights may not be adequate to protect our business or assets or that others may make claims on our IP, claim infringement on their IP rights, or claim a violation of their license rights, including relative to free or open source components we may use; risks associated with leverage resulting from our current debt position or our ability to incur additional debt, including with respect to liquidity considerations, covenant limitations and compliance, fluctuations in interest rates, dilution considerations (with respect to our convertible notes), and our ability to maintain our credit ratings; risks that we may experience liquidity or working capital issues and risks that financing or refinancing sources may be unavailable to us on reasonable terms or at all; risks associated with changing accounting principles or standards, tax laws and regulations, tax rates, and the continuing availability of expected tax benefits; risks relating to the adequacy of our existing infrastructure, systems, processes, policies, procedures, internal controls, and personnel, and our ability to successfully implement and maintain enhancements to the foregoing, for our current and future operations and reporting needs, including related risks of financial statement omissions, misstatements, restatements, or filing delays; risks associated with market volatility in the prices of our common stock and convertible notes based on our performance, third-party or market speculation or publications, or other factors, and risks associated with actions of activist shareholders; and risks associated with Apax Partners’ significant ownership position and potential that its interests will not be aligned with those of our common shareholders. We assume no obligation to revise or update any forward-looking statement, except as otherwise required by law. For a detailed discussion of these risk factors, see our Annual Report on Form 10-K for the fiscal year ended January 31, 2025, our Quarterly Report on Form 10-Q for the quarter ended April 30, 2025, and other filings we make with the SEC.

VERINT, VERINT DA VINCI, VERINT OPEN CCAAS, THE CX AUTOMATION COMPANY, THE CUSTOMER ENGAGEMENT COMPANY, and THE ENGAGEMENT CAPACITY GAP are trademarks of Verint Systems Inc. or its subsidiaries. Verint and other parties may also have trademark rights in other terms used herein.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction between Verint and a Thoma Bravo affiliate. Verint expects to announce a special meeting of shareholders as soon as practicable to obtain shareholder approval of the proposed transaction. In connection with the transaction, Verint intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. INVESTORS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Verint with the SEC at the SEC’s website at www.sec.gov, at Verint’s website at www.verint.com or by sending a written request to Verint in care of the Corporate Secretary, at Verint Systems Inc., 225 Broadhollow Road, Melville, New York 11747.

Participants in the Solicitation

The directors and executive officers of Verint, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Verint’s directors and executive officers is available in Verint’s definitive proxy statement filed with the SEC on May 8, 2025 in connection with Verint’s 2025 annual meeting of shareholders. This document can be obtained free of charge from the sources indicated above. Other information regarding persons who may be deemed participants in the solicitation of proxies and a description of their interests, by security holdings or otherwise, will be included in the proxy statement relating to the transaction (when available) and other relevant materials to be filed with the SEC.

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Additional Information and Where to Find It

Contacts

For Verint

Matthew Frankel, CFA

Verint Systems Inc.

(631) 962-9600

matthew.frankel@verint.com

For Thoma Bravo

Megan Frank

+1.212.731.4778

mfrank@thomabravo.com

or

FGS Global

Liz Micci/Abby Farr

ThomaBravo-US@fgsglobal.com